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                         EXHIBIT 10.39
                         -------------


                       GUARANTY AGREEMENT


LENDER:             BANK IV OKLAHOMA, N.A.
                    515 SOUTH BOULDER
                    TULSA, OKLAHOMA  74103

GUARANTOR:          LSB INDUSTRIES, INC.
                    16 S. PENNSYLVANIA
                    OKLAHOMA CITY, OK  73107


     A. For value received, and for the purpose of inducing the above named Lender to extend credit to PRIME FINANCIAL CORPORATION, an Oklahoma corporation ("Debtor") or other financial accommodations from the Lender named herein, the undersigned as a primary obligor irrevocably and unconditionally:
(1) guarantees to the Lender that the undersigned Guarantor will fully and promptly pay and discharge all indebtedness upon which Debtor now is or may hereafter, from time to time, become obligated to Lender under that Loan Agreement of even date herewith between Lender and Debtor, specifically including, but not limited to, that certain Promissory Note of even date herewith in the principal amount of $25,000,000.00 by Debtor in favor of Lender (the "Guaranteed Indebtedness"); (2) agrees, without the Lender first having to proceed against Debtor or to liquidate any security, to pay on demand all sums due to Lender from Debtor under the Loan Agreement, and all losses, costs, attorney fees or expenses which may be suffered or incurred by Lender by reason of Debtor's default under the Loan Agreement;
(3) agrees to be bound by and on demand to pay any balance of any Guaranteed Indebtedness subsequent to a sale of security held by Lender, with or without notice to the undersigned; (4) further agrees that liability hereunder will not be affected or impaired by any failure, neglect or omission by Lender to protect in any manner, the collection of the Guaranteed Indebtedness or the security given therefor, including but not limited to any failure or delay by Lender to perfect or keep perfected any lien or security interest in any collateral, and regardless of whether the Debtor has defenses or claims available under law or any agreement with the Lender, including any failure or omission by Lender to seek a deficiency judgment against Debtor; and (5) represents and warrants to Lender that the undersigned owns 100% of all capital stock of the Debtor and has received direct or indirect benefit from the making of this Agreement and the extension of credit or other financial accommodation from Lender to Debtor.

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     B.   Lender may at any time without the consent of or notice
to the undersigned, without incurring responsibility to the undersigned and without impairing or releasing the obligations of the undersigned, and upon any terms and conditions the Lender may elect: (1) change the manner, place for terms of payment or extend the time of payment of any indebtedness of Debtor to Lender; (2) extend, amend, modify, renew, replace, substitute fork, change or alter any indebtedness of Debtor to Lender; (3) raise or lower the interest rate or rates charged Debtor; (4) sell, exchange, release surrender, realize upon or otherwise deal with in any manner and in any order any property at any time pledged to secure or securing the indebtedness of Debtor to Lender or any liabilities incurred directly or indirectly hereunder or any offsets against any such indebtedness or liabilities; (5) exercise or refrain from exercising any rights against debtor or others, or otherwise act or refrain from acting; (6) settle or compromise any indebtedness hereby guaranteed or hereby incurred with any one of the undersigned or any other party for such sums as Lender may see fit in its sole discretion, including any release of any one or more of the undersigned or others in conjunction with a settlement or compromise or otherwise; (7) subordinate the payment of all or any part of any indebtedness of Debtor to Lender to the payment of any liabilities which may be due Lender or others; (8) alter in any respect the remedies or rights of Lender against the Debtor; and/or (9) apply any sums paid to any indebtedness of Debtor to Lender regardless of what indebtedness or liability of Debtor to Lender remains unpaid.

     C. This Agreement shall be an absolute, unconditional and continuing guaranty of payment and not of collection and shall be binding upon the undersigned, its successors and assigns. Any one or more of the undersigned or any other party liable upon any indebtedness or other obligation hereby guaranteed may be released without affecting the liability hereunder of any of the undersigned or any other party not so released. The undersigned further agrees to the addition of guarantors without notice.

     D. All rights of the Lender are cumulative and not alternative to other rights. Suit may be brought against the undersigned or any other parties liable, and against any one or more of them, all or less than all, without impairing the right of the Lender, its successors and assigns against the others of the undersigned or such other parties. The Lender may assign this Agreement or any of its rights and powers hereunder, with all or any of the indebtedness hereby guaranteed and may assign to any such assignee any of the security therefor and, in the event of such assignment, the assignee hereof shall have the same rights and remedies as if originally named herein in place of

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Lender, and the Lender shall thereafter be fully discharged from all responsibility with respect to any such indebtedness so assigned.

     E. This Agreement is understood to be unlimited in amount, and shall extend to the full amount of any unpaid Guaranteed
Indebtedness owed by Debtor to Lender, regardless of any prior payments on such Guaranteed Indebtedness.

     F. Notwithstanding the provisions of any note or obligation to which this Agreement applies, it is the intention of the parties, and it is here provided, that Guarantor shall not be liable for interest charges in excess of the maximum amount permitted under the law applicable to this Agreement.

     G. The undersigned expressly waives: (1) notice of acceptance of this Agreement and of all extensions of credit to Debtor; (2) notice of the creation of any indebtedness; (3) presentment and demand for payment, notice of default or non-payment of any of the debts of the Debtor; (4) protest and notice of dishonor or of default to the undersigned or to any other party with respect to any of the debts of the Debtor or with respect to any security therefor; (5) acceptance of this Agreement by Lender; (6) all other notices to which the undersigned might otherwise be entitled; (7) demand for payment under this guaranty; (8) any impairment of collateral, including, but not limited to, the failure to perfect or maintain perfection of a security interest in collateral; (9) any act or omission of Lender (except acts or omissions in bad faith) which materially increases the scope of the undersigned's risk, as guarantor; and
(10) any rights of setoff or any other credit against or reduction in the indebtedness guaranteed hereby which may arise under 12 O.S. Section 686, as may be amended from time to time, or any other law. The undersigned further agrees that the obligations hereunder are distinct and independent of the obligations of the Debtor and shall not be limited by or dependent upon the obtaining of any deficiency judgment in a foreclosure action.

     H. All amounts becoming payable by the undersigned to Lender under this Guaranty shall be payable at Lender's offices at 515 South Boulder (or P,.O. Box 2360, 74101) Tulsa, Oklahoma 74103 or such other place as Lender may from time to time designate. The payment by the undersigned of any amount pursuant to this Guaranty shall not in anywise entitle the undersigned to any right, title or interest (whether by way of subrogation, contribution or reimbursement or otherwise) in and to any of the obligations or any of proceeds thereof, or any security or collateral therefor.

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     I.   In the event of a bankruptcy by the Debtor the
undersigned waives, as of the date of this Guaranty, any "claim" (as that term is defined in the United States Bankruptcy Code) which the undersigned might have or acquire against the Debtor arising from the performance or existence of the undersigned's obligations under this Guaranty Agreement, and to that extent agrees that the undersigned is not a creditor of the Debtor.

     J. Any deposits or other sums credited by or due from the Lender to the undersigned, except for proceeds of the sale of Debtor stock in Equity Bank for Savings, F.A., may be set off against any and all liabilities of the undersigned to the Lender arising under the terms of this Guaranty Agreement after an "Event of Default" under the Loan Agreement. The rights granted by this paragraph shall be in addition to the rights of Lender under any statutory banker's lien or common law right of offset.

     K. In the event that any payment from Debtor to Lender is held to constitute a preference under the bankruptcy laws, such payment by Debtor to Lender shall not constitute a release of the undersigned from any liability hereunder and the undersigned agrees to pay such amount to Lender as all other obligations of the undersigned to Lender hereunder, and this Agreement shall continue to be enforceable to its full extent and shall be reinstated, as the case may be, to the extent of any such payment or payments.

     L. All capitalized terms in this Agreement shall have the same meaning as in the Loan Agreement.

     M. In order to induce the Lender to make the Loan contemplated by the Loan Agreement, the Guarantor hereby covenants as follows:

          1. The Guarantor will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights and franchises. The Guarantor will become and remain qualified to conduct business in each jurisdiction where the nature of the business or ownership of property by the Guarantor may require such qualification.

          2. The Guarantor will pay and discharge or cause to be paid and discharged all Taxes imposed upon its income or profits or upon its property, real, personal or mixed, or upon any part thereof, before the same shall be in default, and all lawful claims for labor, rentals, materials and supplies which, if unpaid, might become a Lien upon its property or any part thereof; provided however, that the

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     Guarantor shall not be required to pay and discharge or
     cause to be paid or discharged any such Tax, assessment or claim so long as the validity thereof shall be contested in good faith by appropriate proceedings, and adequate book reserves shall be established with respect thereto, and the Guarantor shall pay such Tax charge or claim before any property subject thereto shall become subject to execution.

          3. The Guarantor will reasonably comply with the requirements of all applicable Laws and orders of any Tribunal and obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership of its properties or to the conduct of its business, such that the failure of Guarantor to comply herewith shall have a material adverse effect on the Guarantor's and its subsidiaries' (taken as a whole) business or financial condition.

          4. The Guarantor shall maintain a standard system of accounting and shall furnish to the Lender as soon as practicable after the end of each calendar quarter, and in any event within fifty (50) days after the end of each said calendar quarter, operating statements for the Guarantor on a consolidated and consolidating basis, which shall be certified, on the Guarantor's behalf, by the President or the chief financial officer of the Guarantor to have been prepared in accordance with GAAP and to fairly present the financial condition of the Guarantor for such period, and shall include at least a balance sheet as of the end of such period, and a consolidated statement of income and a consolidated statement of cash flow for such period, all in reasonable detail, setting forth, in each case, the comparative figures for the corresponding date or period from the operating statements for the immediately preceding fiscal year. In this Agreement, "GAAP" shall mean generally accepted accounting principles applied on a consistent basis in all material respects to those applied in the preceding period.

          5. As soon as practicable after the end of each fiscal year of the Guarantor and in any event within 105 days thereafter, including for any fiscal year which may have expired within six (6) months prior to the date of this Agreement, the Guarantor shall furnish to the Lender the following audited financial statements, together with a report thereon, prepared in accordance with GAAP, unqualified as to scope limitations imposed by the Guarantor, of reputable independent certified public accountants of recognized standing selected by the Guarantor and acceptable to the Lender:

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               (a)  A consolidated balance sheet of the Guarantor
          at the end of such year,

               (b) A consolidated statement of income of the Guarantor for such year, and

               (c) A consolidated statement of cash flow of the Guarantor for such year setting forth in comparative form the figures for the previous fiscal year, if applicable, all in reasonable detail. In addition, the certified public accountant shall prepare and submit to Lender a report that contains a certification that in the course of the audit necessary for the certification of such financial statements, they have obtained no knowledge of any Event of Default or Default as defined in the Loan Agreement, or, if any such Event of Default or Default existed or exists, specifying the nature and period of existence thereof; provided, however, that such accountants shall not be liable to the Lender by reason of their failure to obtain knowledge of any such Event of Default or Default which would not be disclosed in the course of an audit conducted in accordance with generally accepted auditing standards.

          6. Promptly upon transmission thereof to the Securities and Exchange Commission, the Guarantor shall deliver to the Lender copies of all 10-K and 10-Q reports and accompanying documents prepared and submitted on behalf of the Guarantor.

          7. Promptly upon receipt thereof, the Guarantor shall deliver to the Lender a copy of each report submitted to the Guarantor by independent accountants in connection with any annual, interim or special audit made by them of the books and records of the Guarantor, including, without limitation, any comment letter submitted by such accountants to management in connection with their audit.

          8. Promptly upon completion thereof, and after any request by Lender, the Guarantor shall deliver to the Lender a copy of each operating budget and/or projection of financial performance prepared for or by the Guarantor.

          9. With reasonable promptness, the Guarantor will give the Lender such other data and information relating to the Guarantor as from time to time may be reasonably requested by the Lender.

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          10.  The Guarantor or its designee will keep complete
     and accurate books and records with respect to the Collateral and all its other properties, businesses and operations and will permit employees and representatives of the Lender to audit, inspect and examine the same to make copies thereof and extracts therefrom during normal business hours. All such records shall be at all times kept and maintained at the offices of the Borrower, Guarantor or Account Seller. Upon any Default or Event of Default, the Guarantor will; surrender all such records relating to the Collateral in its possession to the Lender upon receipt of any request therefor from the Lender.

          11. Immediately upon becoming aware of the existence of any action, suit or proceeding at law or in equity before any Tribunal, an adverse outcome in which would (i) materially impair the ability of the Guarantor to carry on its business substantially as now conducted, (ii) materially and adversely affect the condition (financial or otherwise) of the Borrower, or (iii) result in monetary damages in excess of $500,000.00, the Guarantor will give the Lender a written notice specifying the nature thereof and what action, if any, is being taken or is proposed to be taken with respect thereto.

     N. To induce the Lender to enter into this Agreement and to make the Loan to the Borrower under the provisions hereof, and in consideration thereof, the Guarantor represents and warrants as follows:

          1. The Guarantor is duly organized, validly existing, and in good standing under the Laws of its jurisdiction of incorporation, and is duly licensed and in good standing as a foreign corporation in each jurisdiction in which the nature of the business transacted or the property owned is such as to require licensing or qualification as such.

          2. There is no action, suit, investigation or proceeding threatened or pending before any Tribunal against or affecting the Guarantor or any properties or rights of the Guarantor which, if adversely determine,d would result in a liability of greater than $500,000.00, and which is not described on the attached Exhibit "A", which is made a part hereof, or has not otherwise been reported to the Lender in the Guarantor's audit letters from counsel for 1993.

          3. The Guarantor's financial statements which have been furnished to the Lender have been prepared in conformity with GAAP, show all material liabilities, direct

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     and contingent, and fairly present the financial condition of the Guarantor as of such date and the results of its operations for the period then ended, and since such date there has been no material adverse change in the business, financial condition or operations of the Guarantor.

          4. The Guarantor has full power, authority and legal right to own and operate the properties which it now owns and operates and to carry on the lines of business in which it is now engaged, to the extent material to Guarantor's operations. The Guarantor has full power, authority and legal right to execute and deliver and to perform and observe the provisions of this Agreement.

          5. The Guarantor is not in default in the performance of any material obligation, covenant, or condition in any agreement to which it is a party or by which it is bound, the default under which would have a material adverse effect on its and its subsidiaries (taken as a whole) business or condition, financial or otherwise. The Guarantor is not a party to any contract or agreement or subject to any charter or other corporate restriction which materially and adversely affects its business, property or assets, or financial condition. The Guarantor is not a party to or otherwise subject to any contract or agreement which restricts the right or ability of the Guarantor to execute this Agreement or the performance of any of its terms. Neither the execution nor delivery of this Agreement, nor fulfillment of nor compliance with its terms and provisions of, or constitute a default under, or result in any violation of, or result in the creation of any Lien upon any of the properties or assets of the Guarantor pursuant to, or require any consent, approval or other action by or any notice to or filing with any Tribunal (other than routine filings after the Closing Date with the Securities and Exchange Commission, any securities exchange and/or state blue sky authorities) pursuant to, the charter or By-Laws of the Guarantor, any award of any arbitrator, or any agreement, instrument or Law to which the Guarantor is subject.

          6. The Board of Directors of the Guarantor has duly authorized, and the Guarantor has the corporate power necessary for, the execution and delivery of this Guaranty
     Agreement and the performance of its terms. No other consent of any other Person is required as a prerequisite to the validity and enforceability of this Agreement.

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          7.   To the best of Guarantor's knowledge, the
     Guarantor is in reasonable compliance with all Laws, ordinances, rules, regulations and other legal requirements applicable to it and the business it conducts, the violation of which could or would have a material adverse effect on its business or condition, financial or otherwise. Neither the ownership of any capital stock of the Guarantor nor any continued role of any Person in the management or other affairs of the Guarantor, (i) to the best of Guarantor's knowledge results or could result in the Guarantor's material noncompliance with any Laws, ordinances, rules, regulations and other legal requirements applicable to the Guarantor, or (ii) could or would have a material adverse effect on the business or condition, financial or otherwise, of the Guarantor.

          8. The Guarantor has filed all Federal, state and other income tax returns which are required to be filed and has paid all Taxes, as shown on said returns, and has paid all Taxes due or payable without returns and all assessments received to the extent that such Taxes or assessments have become due, except for filed extensions and Taxes being contested in good faith by appropriate proceedings, a list of which is attached hereto, marked Exhibit "B", and made a part hereof. All Tax liabilities of the Guarantor are adequately provided for on the books of the Guarantor including interest and penalties. No income tax liability of a material nature has been asserted by taxing authorities for Taxes in excess of those already paid. There is no proposed tax assessment against Guarantor and there is no basis for any such assessment except as disclosed on Exhibit "B".

     O. A determination that any provision of this Guaranty is unenforceable or invalid shall not affect the enforceability or validity of any other provision.

     P. The undersigned represents and warrants to the Lender that it is aware of the financial condition of the Debtor and acknowledges responsibility to monitor that financial condition as long as this Guaranty Agreement is outstanding, and it is not relying on Lender to provide information on the Debtor's financial condition, now or in the future.

     Q. Any and all other documents now or hereafter creating, evidencing, securing and/or relating to Debtor's and/or Guarantor's indebtedness and obligations to Lender, including, but not limited to, this Agreement have been and/or will be negotiated, consummated and performed in Tulsa, Tulsa County,

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Oklahoma, and are intended to be a contract made under the laws of the State of Oklahoma and to be construed in accordance with the laws of such State, and Guarantor hereby waives all objections to venue and jurisdiction of any state or federal court sitting in Tulsa County, Oklahoma, in any action instituted by the Lender by reason or arising out of the execution, delivery, performance or enforcement of this Agreement or any other documents relating to the indebtedness and obligations of Debtor and/or Guarantor to Lender.

     Dated this 30th day of March, 1994.

                              LSB INDUSTRIES, INC.,
                              a Delaware corporation



                              By:
                                 --------------------------------
                              Name:
                                   ------------------------------
                              Title:
                                    ------------------- President

STATE OF OKLAHOMA        )
                         )    SS.
COUNTY OF                )

     This instrument was acnkowledged before me on the ----- day of March, 1994 by -------------------- as -----------------
President of LSB Industries, Inc., a Delaware corporation.


                              ----------------------------------
                              Notary Public

My Commission Expires:

- ----------------------

[ SEAL ]

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                              EXHIBIT "A"
                              -----------

                                NONE


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                              EXHIBIT "B"
                              -----------


     Property Tax being contested by Koax Corp. and Climate
Master, Inc.

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